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                                                                   EXHIBIT 23.1

Consent of Price Waterhouse LLP.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement of Form S-8 (No. 333-05963) and in the Registration Statement on Form SB-2 (No. 33-59870-FW) of Integrated Security Systems, Inc. of our report dated February 18, 1997 appearing on page 13 of this Form 10-KSB.



PRICE WATERHOUSE LLP

Dallas, Texas
March 25, 1997